THE JUMPER STRATEGIC ADVANTAGE FUND
                       SUPPLEMENT DATED March 10, 1999 To
                         PROSPECTUS DATED July 15, 1998


         Effective March 10, 1999, The Jumper Strategic Advantage Fund began offering two classes of shares. All shares outstanding prior to that date were redesignated "Institutional Class" shares by the Board of Trustees. This Supplement to the Prospectus provides information about the "Institutional Class" and the "Investor Class" and describes the difference between the classes. The expense information for the Investor Class and Institutional Class shares is based on estimated amounts for the current fiscal year.
Replace the operating expense table on page 3 with the following:

                                   Investor Class            Institutional Class

Annual Fund Operating Expenses (as a percentage of average net assets)1

Management Fees..........................0.75%.....................0.75%
12b-1 Charges............................0.25%.....................none
Other Expenses 2 ........................0.00%.....................0.00%
Total Fund Operating Expenses 1..........1.00%.....................0.75%

1 The Fund's total operating expenses are equal to the management fee paid to the Advisor (plus the 12b-1 charges, if applicable) because the Advisor pays all operating expenses of the Fund except brokerage, taxes, interest, 12b-1 charges, fees and expenses of non-interested person trustees and extraordinary expenses.

2   The  Fund  estimates  that other  expenses  (fees and  expenses of the trustees who are not "interested  persons" as defined in the Investment  Company
Act) will be .00032 of 1% of average net assets for the first fiscal year.

The tables above are provided to assist an investor in understanding the direct and indirect costs and expenses that an investor may incur as a shareholder in the Fund.


Replace the expense example on page 3 with the following:

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                    1 Year           3 Years
                                    ------           -------

Investor Class                      $10              $32
Institutional Class                 $ 8              $24

The Example above should not be considered a representation of future Fund performance or expenses, both of which may vary.

Read the following in conjunction with the sections titled "The Fund" on page 4 and "Shareholder Rights" on page 17:

     The Fund currently offers two classes of shares: "Institutional Class" shares and "Investor Class" shares. The classes differ as follows: 1) Investor Class shares pay 12b-1 expenses of 0.25%, and 2) each class may bear differing amounts of certain class specific expenses.


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Replace the first paragraph of the section titled "How To Invest In The Fund" on page 11 with the following:

     Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to the applicable minimum initial investment. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

     The minimum initial investment for Investor Class shares is $5,000 ($2,000 for IRAs and other retirement plans). The minimum initial investment for Institutional Class shares is $5 million. The minimum subsequent investment for either Class is $100.

     The Advisor may waive the minimum initial investment amount. The minimum initial investment amount will be waived for the following investors:
o Banks, bank or broker-affiliated trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares.
o    Federal and state credit unions.
o Investors purchasing through a broker dealer or other financial institution authorized by the Distributor to hold shares in an omnibus account. Investors may be charged a fee by the broker/dealer or other financial institution for this service.
o Investors purchasing through certain broker/dealer wrap fee investment programs.
o Broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.
o Trustees, directors, officers and employees of the Trust, the Advisor and service providers to the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities.
o Clients of the Advisor, including members of the immediate family of such individuals.

     When purchasing shares, specify which Class you are purchasing. All purchase orders that fail to specify a Class will automatically be invested in Investor Class shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
 Add the following section:
                                DISTRIBUTION PLAN

     The Investor Class has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), which permits the Fund to pay for certain distribution and promotion expenses related to marketing Investor Class shares. The expenses paid by the Fund pursuant to the Plan shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year 0.25% of the average daily net asset value of the Investor Class shares. Payments for distribution activities may be made directly by the Fund, or the Fund's investment Advisor and distributor may pay such expenses and obtain reimbursement from the Trust. Expenditures pursuant to the Plan and related agreements will reduce current yield after expenses.

     Under the Plan, the Fund may, directly or indirectly, engage in any activities related to the distribution of Investor Class shares of the Fund ("Shares"), including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.

Replace the section titled "Share Price Calculation" on page 10 with the following:

     The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


Replace the first sentence of the section titled "Dividends and Distributions" on page 14 with the following:

     The Fund intends to declare substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividends monthly, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Replace the fourth paragraph of the section titled "Operation of the Fund" on page 17 with the following:

     The Fund is authorized to pay the Advisor a fee equal to 0.75% of its average daily net assets. Unlike most other mutual funds, the management fees paid by the Fund to the Advisor include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses. The Advisor pays all of the operating expenses of the Fund except brokerage, taxes, interest, expenses which the Fund is authorized to pay pursuant to the Distribution Plan, fees and expenses on non-interested person trustees and extraordinary expenses.

Read the following in conjunction with the sections titled "The Fund" on page 4 and "Shareholder Rights" on page 17:

     As of February 28, 1999, Sun Trust Bank, custodian for the Arthur F. Damos Foundation, may be deemed to control the Fund as a result of its beneficial ownership of shares of the Fund.